                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                  SYNTEL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                 [SYNTEL LOGO]

May 10, 1999

Dear Shareholder:

     It is my pleasure to invite you to attend the 1999 Annual Meeting of Shareholders of Syntel, Inc. on Wednesday, June 2, 1999, at 10:00 a.m. The meeting will be held at the DoubleTree Guest Suites, 850 Tower Drive, Troy, Michigan.

     The following pages contain the formal Notice of the Annual Meeting and the Proxy Statement. You will want to review this material for information concerning the business to be conducted at the meeting, the election of directors.

     Your vote is important. Whether or not you plan to attend the meeting, we urge you to complete, sign, and return your proxy as soon as possible in the envelope provided. This will ensure representation of your shares in the event you are unable to attend. You may, of course, revoke your proxy and vote in person at the meeting if you desire.

                                          Sincerely,
                                          BHARAT DESAI

                                          Bharat Desai
                                          Chairman, President and Chief
                                          Executive Officer

                                  SYNTEL, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 2, 1999

--------------------------------------------------------------------------------

     The Annual Meeting of Shareholders of Syntel, Inc., a Michigan corporation, will be held on Wednesday, June 2, 1999, at 10:00 a.m., at the DoubleTree Guest Suites, 850 Tower Drive, Troy, Michigan. The purposes of the Annual Meeting are to:

     1. elect two directors for a term of three years; and

     2. conduct any other business that is properly raised at the meeting or any adjournment of the meeting.

     Only shareholders of record at the close of business on April 19, 1999 are entitled to notice of and to vote at the meeting.

                                          By Order of the Board
                                          DANIEL M. MOORE

May 10, 1999                              Daniel M. Moore
                                          Chief Administrative Officer
                                          and Secretary

--------------------------------------------------------------------------------

YOU ARE INVITED TO ATTEND THE MEETING, BUT, WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                  SYNTEL, INC.
                           2800 LIVERNOIS, SUITE 400
                              TROY, MICHIGAN 48083

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, JUNE 2, 1999

SOLICITATION OF PROXIES

     This Proxy Statement and the accompanying proxy are being distributed to shareholders of Syntel, Inc. (the "Company") in connection with the solicitation of proxies to be used at the 1999 Annual Meeting of Shareholders of the Company. The Annual Meeting will be held at the DoubleTree Guest Suites, 850 Tower Drive, Troy, Michigan, on Wednesday, June 2, 1999, at 10:00 a.m.

     The enclosed proxy is solicited by the Board of Directors of the Company. This Proxy Statement and the enclosed proxy were mailed or given to shareholders beginning on or about May 10, 1999. The Company's 1998 Annual Report to Shareholders is also enclosed with this Proxy Statement.

     The Company will pay the entire cost of soliciting proxies. The Company will arrange with brokerage houses, nominees, custodians, and other fiduciaries to send proxy soliciting materials to beneficial owners of the Common Stock at the Company's expense.

REVOKING A PROXY

     Any person giving a proxy has the power to revoke it at any time before it is voted. There are three ways to revoke your proxy. You may deliver a written notice of revocation, which is dated after the date of the proxy, to the Secretary of the Company at or before the Annual Meeting. You may deliver a later-dated proxy to the Secretary of the Company at or before the Annual Meeting. You may attend the Annual Meeting in person and vote your shares by ballot.

RECORD DATE

     The record date for determining shareholders entitled to vote at the Annual Meeting is April 19, 1999. Each of the 38,114,073 shares of Common Stock of the Company issued and outstanding on that date is entitled to one vote on any matter voted on at the Annual Meeting. Abstention votes and votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners ("broker non-votes") will be counted as present at the Annual Meeting to determine whether a quorum exists.

                       MATTERS TO COME BEFORE THE MEETING

                           ELECTION OF TWO DIRECTORS

     The Board of Directors is composed of three classes of members, each class being as nearly equal in number as possible. One class of directors is elected each year to hold office for a three-year term and until successors of such class are duly elected and qualified. There are currently five members of the Board.

     Two directors are to be elected at the Annual Meeting to serve for a term ending at the 2002 Annual Meeting of Shareholders. The nominees named below have been selected by the Board of Directors. Except where the authority to do so has been withheld, it is the intention of the persons named in the Company's proxy to vote to elect the nominee as a director.

     The persons receiving a plurality of the votes cast at the Annual Meeting in person or by proxy will be elected as directors. "Plurality" means that the nominee who receives the largest number of votes cast is elected as a director. Shares not voted (whether by abstention, broker non-votes or otherwise) have no effect on the election. In case a nominee is unable or declines to serve, proxies will be voted for such other person as shall be designated by the Board of Directors to replace such nominee. However, the Board of Directors does not anticipate this will occur.

     Information concerning the nominees for election and the directors continuing in office, with respect to age and positions with the Company or other principal occupations for the past five years follows. Mr. Desai and Ms. Sethi have been directors of the Company since its formation in 1980. Messrs. Mrkonic, Van Houweling, and Choksi were appointed by the Board to fill vacancies created upon increasing the size of the Board after completion of the Company's initial public offering in August 1997.

        NOMINEES FOR ELECTION AS DIRECTORS UNTIL THE 2002 ANNUAL MEETING

     NEERJA SETHI, age 44, is a co-founder of the Company and has served as its Vice President, Corporate Affairs and as a director since the Company's formation in 1980, and as Secretary and Treasurer from 1980 to March 1996. Ms. Sethi is the spouse of Mr. Desai.

     DOUGLAS E. VAN HOUWELING, age 54, has been Chief Executive Officer and President of the University Corporation for Advanced Internet Development (UCAID) since November 1997. UCAID is the not for profit organization created by the higher education community to support continued development of the Internet through the Internet2 project. Dr. Van Houweling is on leave from the University of Michigan where he is Professor of Information. From December 1984 until November 1997, he was Vice Provost for Information and Technology and from 1995 until November 1997 he was the Dean for Academic Outreach, both at the University of Michigan.

          DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 2000 ANNUAL MEETING

     BHARAT DESAI, age 46, is a co-founder of the Company and has served as its President and Chief Executive Officer and as a director since its formation in 1980, and as Chairman of the Board since February 1999. Mr. Desai is the spouse of Ms. Sethi.

     PARITOSH K. CHOKSI, age 46, is Chief Financial Officer/financial consultant for Wink Communications, a developer of interactive television, and has served in those capacities since December 1997. From 1977 through December 1997, Mr. Choksi was associated with the Phoenix American group of companies, and at the end of that period served as Phoenix American's Senior Vice President, Chief Financial Officer, and Treasurer and as a director.

          DIRECTOR WHOSE TERM CONTINUES UNTIL THE 2001 ANNUAL MEETING

     GEORGE R. MRKONIC, age 46, is Vice Chairman of Borders Group, Inc., a retailer of books and music located in Ann Arbor, Michigan. From November 1994 to January 1997, Mr. Mrkonic was also the President of Border's Group, Inc. From November 1990 to November 1994, Mr. Mrkonic was Executive Vice President, Specialty Retail Group at Kmart Corporation, Troy, Michigan. Mr. Mrkonic is also a director of Borders Group, Inc., Champion Enterprises, Inc. and Chief Tickets, Inc.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company are paid $2,000 per Board meeting and $500 per Committee meeting, and all directors are reimbursed for travel expenses incurred in connection with attending Board and Committee meetings. Each non-employee director is granted an option to purchase 6,000 shares of the Company's Common Stock, which vests over a period of four years, under the Company's 1997 Stock Option and Incentive Plan at the first Board meeting they attend and at each subsequent four year anniversary.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company meets regularly, at least once each quarter. During 1998, the Board of Directors held six meetings. The standing committees established by the Board of Directors are described below. The Board of Directors does not have a nominating committee or any committee performing similar functions. Each director attended at least 75% of the board and committee meetings he or she was required to attend.

     AUDIT COMMITTEE. The Audit Committee is responsible for reviewing with management the financial controls, accounting and reporting activities, and legal and compliance issues of the Company. The Audit Committee reviews the qualifications of the Company's independent auditors, makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the scope, fees and results of any audit, and reviews non-audit services and related fees. The Audit Committee met three times during 1998. The members of the Audit Committee are Paritosh K. Choksi, Douglas E. Van Houweling (Committee Chairperson), and George R. Mrkonic.

     COMPENSATION COMMITTEE. The Compensation Committee develops and monitors the executive compensation policies of the Company. The Compensation Committee is responsible for the administration of all salary and incentive compensation plans for the officers and key employees of the Company, including bonuses. The Compensation Committee also administers the Company's 1997 Stock Option and Incentive Plan and the 1997 Employee Stock Purchase Plan. The Compensation Committee met three times during 1998. The members of the Compensation Committee are Paritosh K. Choksi (Committee Chairperson), Douglas E. Van Houweling, and George R. Mrkonic.

                    REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

     Compensation policies for executive officers are developed and monitored by the Compensation Committee of the Board of Directors. The Committee recommends to the Board of Directors the nature and amount of compensation for all executive officers. This Committee consists of three independent directors who are neither officers nor employees of the Company.

COMPENSATION POLICIES

     The Company's executive compensation policies are designed to encourage and reward executive efforts which create shareholder value through achievement of corporate objectives and performance goals and, as a result, to align the interests of executives with those of shareholders. More specifically, the Company's compensation policies can be summarized as:

     (a) annual base salaries targeted to be competitive with other leading information technologies (IT) services companies with which the Company competes for talent;

     (b) annual cash bonuses based on improved Company performance; and

     (c) long-term incentive-based compensation through the Company's 1997 Stock Option and Incentive Plan and Employee Stock Purchase Plan which is used to link executive performance to shareholder interests, encourage stock ownership in the Company and provide an incentive to create long-term shareholder value.

     Each component of compensation (annual base salary, annual cash bonus, and long-term performance incentives) is described more fully below.

ANNUAL BASE SALARIES

     Executive salaries are intended to be competitive with other leading IT services companies with which the Company competes for personnel. Executive salary levels are based on level of job responsibility, individual performance, and published compensation data for comparable companies.

ANNUAL CASH BONUSES

     Annual incentive-based compensation is provided primarily through cash bonuses. Bonuses are based upon the achievement of specified individual and corporate goals, as well as a review of personal performance which is determined at the discretion of the Committee.

LONG-TERM PERFORMANCE INCENTIVES

     The Committee grants stock options, with ten-year terms at an exercise price equal to the fair market value on the date of grant, having a value based on the level of stock price appreciation over the market price on the date of grant. This provides an incentive for executives to develop shareholder value and rewards them in proportion to the gain received by other shareholders. The Committee considers the level of stock options granted by comparable IT services companies and the number of Company stock options previously granted in reaching its decision to make additional grants of stock options, but does not have a specific weighting formula for each factor.

POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the U.S. Internal Revenue Code limits to $1 million the corporate tax deduction for compensation paid to certain executive officers unless the compensation is based on non-discretionary, pre-established performance goals. The Committee believes that both annual incentive bonuses and stock options granted as long-term performance incentives meet the requirements for fully deductible compensation under Section 162(m).

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee uses the same procedures described above for the other executive officers in setting the annual salary and bonus for Bharat Desai, the Company's Chief Executive Officer. The Committee will evaluate the performance of Mr. Desai at least annually based upon both the Company's financial performance and the extent to which the strategic and business goals established for the Company are met. The Committee does not assign relative weights or rankings to particular factors, but makes its determination based upon a consideration of all such factors.

                                          COMPENSATION COMMITTEE
                                          Paritosh K. Choksi
                                          Douglas E. Van Houweling
                                          George R. Mrkonic

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides certain summary information concerning the compensation of the Company's Chief Executive Officer and the other four most highly compensated executive officers of the Company for the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                                  ------------
                                                        ANNUAL COMPENSATION        SECURITIES
                                                      ------------------------     UNDERLYING        ALL OTHER
    NAME AND PRINCIPAL POSITION        FISCAL YEAR    SALARY($)       BONUS($)     OPTIONS(#)     COMPENSATION($)
-----------------------------------------------------------------------------------------------------------------
Bharat Desai, Chairman, President,        1998        $300,000        $600,000       -0-             -0-
  and Chief Executive Officer......       1997        $395,682(1)     $200,000       -0-             -0-
                                          1996        $420,000        $350,000       -0-             -0-
Neerja Sethi, Vice President,             1998        $ 94,000(1)     $300,000       -0-             -0-
  Corporate Affairs................       1997        $270,000(1)     $100,000       -0-             -0-
                                          1996        $360,000        $250,000       -0-             -0-
Jay Clark, Vice President, Global         1998        $150,000        $ 70,000       -0-              $1,020(3)
  Applications Management..........       1997        $153,333        $ 50,000       37,500          -0-
                                          1996        $145,000        $ 17,500       -0-             -0-
Daniel M. Moore, Chief
  Administrative                          1998        $144,708        $ 75,000       -0-              $1,800(3)
  Officer and Secretary............       1997        $139,375        $ 65,000       45,000          -0-
                                          1996        $ 87,619(2)     $ 25,000       -0-             -0-
John Andary, Chief Financial              1998        $149,167        $ 60,000       -0-              $2,660(3)
  Officer and Treasurer............       1997        $135,417        $ 50,000       45,000          -0-
                                          1996        $127,500        $ 10,000       -0-             -0-

----------------------------------
(1) Effective in August, 1997, Mr. Desai and Ms. Sethi began receiving an annual salary of $300,000 and $96,000, respectively. Due to 1997 year end timing issues, Ms. Sethi's 1998 salary was adjusted downward by $2,000 to reverse an excess payment of $2,000 in 1997.

(2) Mr. Moore joined the Company in March 1996.

(3) These amounts reflect payments by the Company for life insurance upon the named executive officers.

OPTION/SAR GRANTS IN LAST FISCAL PERIOD

     The Company did not grant any stock options or stock appreciation rights to the persons named in the Summary Compensation Table during the last fiscal year.

AGGREGATED FISCAL YEAR-END OPTION VALUES

     The following table provides information regarding the exercise of stock options and the value of unexercised in-the-money options held at the end of the last fiscal year by the persons named in the Summary Compensation Table.

                                                      NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                           UNDERLYING                     IN-THE-MONEY
                                                     UNEXERCISED OPTIONS AT            OPTIONS AT FISCAL
                         SHARES        VALUE           FISCAL YEAR-END(#)                YEAR-END($)(1)
                       ACQUIRED ON    REALIZED    ----------------------------    ----------------------------
NAME                   EXERCISE(#)      ($)       EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                   -----------    --------    -----------    -------------    -----------    -------------
Bharat Desai.........      -0-          -0-           -0-             -0-             -0-             -0-
Neerja Sethi.........      -0-          -0-           -0-             -0-             -0-             -0-
Jay Clark............      -0-          -0-          3,750          33,750          $26,918        $242,258
Daniel M. Moore......     1,500       $40,438        3,000          40,500          $15,930        $278,100
John Andary..........      -0-          -0-          4,500          40,500          $30,900        $278,100

----------------------------------
(1) Assumes a market price of $11.31 per share, which was the last sale price on December 31, 1999. At April 19, 1999 the last sale price was $7.81 per share.

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock from August 12, 1997, the date of the initial public offering of the Common Stock, through December 31, 1998, the end of the Company's fiscal year, to the cumulative total shareholder returns for the S&P 500 Stock Index and for an index of peer companies selected by the Company for the same period of time. The peer group index is composed of Cambridge Technology Partners, Inc., CIBER, Inc., Computer Horizons Corp., Computer Sciences Corporation, Electronic Data Systems Corporation, Keane, Inc., and Sapient Corporation.

These companies were selected based on similarities in their service offerings and their competitive position in the industry.

           COMPARISON OF CUMULATIVE TOTAL RETURN FROM AUGUST 12, 1997
       THROUGH DECEMBER 31, 1998 AMONG SYNTEL, INC., S&P 500 STOCK INDEX
                        AND AN INDEX OF PEER COMPANIES*
                              [PERFORMANCE GRAPH]

                                                              8/12/97    12/31/97    12/31/98
                                                              -------    --------    --------
Syntel, Inc.................................................  $100.00      $106        $126
S&P 500 Stock Index.........................................  $100.00      $105        $133
Peer Group Index............................................  $100.00      $123        $137

----------------------------------
* Assumes that the value of an investment in the Company's Common Stock and each index was $100 on August 12, 1997 and that all dividends were reinvested.

EMPLOYMENT AGREEMENTS

     MR. DESAI AND MS. SETHI. The Company is a party to employment agreements with Mr. Desai and Ms. Sethi through December 31, 1999, pursuant to which they will continue to serve the Company in their current positions, at initial salaries of $300,000 and $96,000, respectively. Salaries during calendar year 1999 will be determined by the Compensation Committee of the Board of Directors, as will annual bonuses throughout the employment term. The agreements provide that upon termination of employment by the Company for reasons other than for cause (as defined in the agreements), or death, disability or incapacity, the Company shall pay the executive for his or her then salary for the remaining term of the agreement, without reduction for any compensation received from other sources. Under the agreements, Mr. Desai and Ms. Sethi are subject to noncompetition, nonsolicitation, and nondisclosure covenants during the employment term and for two years following termination of employment.

                             ADDITIONAL INFORMATION

PRINCIPAL SHAREHOLDERS

     The following table provides information about any person known by management of the Company to have been the beneficial owner of more than five percent of the Company's outstanding Common Stock as of April 19, 1999.

                                                                AMOUNT AND
                                                                NATURE OF
                                                                BENEFICIAL       PERCENT
                      NAME AND ADDRESS                          OWNERSHIP        OF CLASS
                      ----------------                          ----------       --------
Neerja Sethi................................................    19,786,350(1)      51.9%
Bharat Desai................................................    13,176,150(2)      34.6%

----------------------------------
(1) Includes 9,932,138 shares of Common Stock held in several trusts for the benefit of Ms. Sethi and her descendants, of which trusts Ms. Sethi is a trustee, and 10,500 shares held in several educational trusts for the benefit of unrelated individuals, of which Ms. Sethi is also the trustee. Ms. Sethi disclaims beneficial ownership of shares held by her spouse, Mr. Desai. The business address of Ms. Sethi is Suite 400, 2800 Livernois, Troy, Michigan 48083.

(2) Includes 150,000 shares of Common Stock held in several trusts for the benefit of Mr. Desai's descendants, of which trusts Mr. Desai is a trustee, and 5,400 shares held in several educational trusts for the benefit of individuals related to Mr. Desai, of which Mr. Desai is also the trustee. Mr. Desai disclaims beneficial ownership of shares held by his spouse, Ms. Sethi. The business address of Mr. Desai is Suite 400, 2800 Livernois, Troy, Michigan 48083.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table provides information, as of April 19, 1999, about the beneficial ownership of the Company's Common Stock by the nominees, present directors and named executive officers of the Company, and by all directors and executive officers as a group.

                                                               NUMBER OF
                                                                 SHARES
                                                              BENEFICIALLY    PERCENT OF
NAME                                                            OWNED(L)        CLASS
----                                                          ------------    ----------
John Andary.................................................        9,000           *
Paritosh K. Choksi..........................................       44,250           *
Jay Clark...................................................       11,350           *
Bharat Desai................................................  13,176,150(2)      34.5%(4)
Daniel M. Moore.............................................        9,530           *
George R. Mrkonic...........................................       33,000           *
Neerja Sethi................................................  19,786,350(3)      51.8%(4)
Douglas E. Van Houweling....................................        3,000           *
All directors and executive officers as a group (12
  persons)..................................................   33,110,380        86.7%

----------------------------------
* Less than 1%

(1) The number of shares shown in the table includes the following number of shares which the person specified may acquire by exercising options which were unexercised on April 19, 1999: John Andary, 7,500; Paritosh K. Choksi, 3,000; Jay Clark, 6,750; Daniel M. Moore, 6,000; George R. Mrkonic, 3,000; Douglas E. Van Houweling, 3,000; and all directors and executive officers as a group, 52,500.

(2) Includes 150,000 shares of Common Stock held in several trusts for the benefit of Mr. Desai's descendants, of which trusts Mr. Desai is a trustee, and 5,400 shares held in several educational trusts for the benefit of individuals related to Mr. Desai, of which Mr. Desai is also the trustee. Mr. Desai disclaims beneficial ownership of shares held by his spouse, Ms. Sethi.

(3) Includes 9,932,138 shares of Common Stock held in several trusts for the benefit of Ms. Sethi and her descendants, of which trusts Ms. Sethi is a trustee, and 10,500 shares held in several educational trusts for the benefit of unrelated individuals, of which Ms. Sethi is also the trustee. Ms. Sethi disclaims beneficial ownership of shares held by her spouse, Mr. Desai.

(4) Percentages vary between this table and the preceding table because, when calculating percentages, this table includes exercisable but unexercised options in the total number of shares outstanding.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the NASDAQ Stock Market. Officers, directors and greater than ten percent shareholders are required by regulations of the SEC to furnish the Company copies of all Section 16(a) forms they file.

     Based solely on the Company's review of copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, except for the following, its officers, directors and greater than ten percent beneficial owners met all applicable filing requirements during the last fiscal year. Timothy D. Webb, a former executive officer of the Company, made a late filing of his initial Form 3 in 1998.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP has served as independent accountants for the Company since 1995. PricewaterhouseCoopers LLP was selected by the Board of Directors to serve as the Company's independent accountants for the fiscal year ending December 31, 1999. It is anticipated that a representative of PricewaterhouseCoopers LLP will be present at the meeting, will have an opportunity to make a statement, and will respond to appropriate questions.

SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Shareholder proposals to be presented at the 2000 Annual Meeting must be received by the Company not later than January 12, 2000 if they are to be included in the Company's Proxy Statement for the 2000 Annual Meeting. Such proposals should be addressed to the Secretary at the Company's executive offices.

     Shareholder proposals to be presented at the 2000 Annual Meeting or any Special Meeting which are not to be included in the Company's Proxy Statement for that meeting must be received by the Company not less than 60 nor more than 90 days before the date of the meeting or no later than 10 days after the day of the public announcement of the date of the meeting in accordance with the procedures contained in the Company's Bylaws.

OTHER MATTERS

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the Annual Meeting other than the matters described in this Proxy Statement. However, if any other matters should come before the meeting, the persons named in the proxy card intend to vote the proxy in accordance with their judgment on such matters.

                                          By Order of the Board of Directors,
                                          DANIEL M. MOORE

                                          Daniel M. Moore
                                          Secretary

May 10, 1999

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PROXY                                                                                                                         PROXY

                                                            SYNTEL, INC.

                                        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                        FOR THE ANNUAL MEETING OF STOCKHOLDERS--JUNE 2, 1999

     The undersigned appoints Bharat Desai, John Andery and Daniel M. Moore, and each of them, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the Common Stock of Syntel, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on June 2, 1999, or at any adjournment thereof.

     UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES.  IF ANY OTHER BUSINESS IS PRESENTED
AT THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE PROXIES' JUDGEMENT.

                                    PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
                                                    USING THE ENCLOSED ENVELOPE.

                                           (Continued and to be signed on reverse side.)

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                                                            SYNTEL, INC.
                              PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]
[                                                                                                                                ]

1.  Election of Directors -                   For       Withhold       For All
    Nominees:  Neerja Sethi and               All         All          Except vote withheld from the following nominee:
               Douglas E. Van Houweling       [ ]         [ ]          [ ]
                                                                           ------------------------------------------------------
                                                                           (Nominee Exception)





                                                                                               Dated:                 , 1993
                                                                                                      ---------------
                                                                              Signatures(s)
                                                                                           --------------------------------

                                                                              ---------------------------------------------

                                                                              (Please date this proxy and sign exactly as
                                                                              your name or names appear hereon.  If you
                                                                              sign as attorney, executor, administrator,
                                                                              trustee, guardian, custodian, or corporate
                                                                              official, please give your full title in
                                                                              such capacity.)

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                                                     /\ FOLD AND DETACH HERE /\


                                                      YOUR VOTE IS IMPORTANT!

                                    PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
                                                    USING THE ENCLOSED ENVELOPE.
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